Exhibit 99.1

Filed by SUPERVALU INC. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: SUPERVALU INC., File #1-5418

1/25/06

Company announces the New SUPERVALU

On Jan. 23, SUPERVALU seized an unprecedented opportunity to grow the company in a truly transformational way, carrying on the company’s tradition of fresh thinking. SUPERVALU, CVS and an investment group led by Cerberus Capital Management announced an agreement to purchase Albertsons for $17.4 billion.

SUPERVALU will acquire 1,124 retail stores, CVS will acquire stand-alone pharmacies, and the Cerberus-led group will acquire the remaining retail properties. SUPERVALU’s consideration equals approximately $12.4 billion: $3.8 billion in cash, $2.5 billion in stock and $6.1 billion in assumptions of debt.

With the new retail banners SUPERVALU will gain a leading retail presence in significant, hard-to-enter markets. The new store fleet includes 720 in-store pharmacies under the Osco and Sav-on banners, and 125 fuel centers. The New SUPERVALU will be a “retail powerhouse,” with 2,656 stores.

“This is truly a transformational event in SUPERVALU’s 135-year history,” said chairman and CEO Jeff Noddle in an employee videoconference that he hosted with CFO Pam Knous. “With the addition of these new Albertsons banners, we will have coast-to-coast, border-to-border retail operations, as well as distribution capabilities in almost every part of the United States. We will continue on our current path of improving SUPERVALU with innovative elements like new retail formats, W. Newell & Co. and new logistics offerings, and this wider footprint opens up a myriad of opportunities for us to do so.”

He continued, “Every one of SUPERVALU’s employees has helped set the stage for this opportunity. Congratulations to all of you, because the accomplishments we’ve shared and the hard work from all of you has certainly been a large part of making this transaction possible. As this transformational process goes on, we will develop answers to the many questions I’m sure you have, and we will continue to communicate those answers with you.”

The transaction is subject to approval by both SUPERVALU and Albertsons stockholders as well as customary regulatory approvals, and is expected to close in summer of 2006.

For more information:

➢	The Investor Presentation “Creating a Retail Powerhouse” is available on SUPERVALU’s website, www.supervalu.com.
➢	A message from Noddle is available on the SVU-News line by calling 800 642 1687 with conference ID 4649508.
➢	Additional information is available on SUPERVALU’s website under The New SUPERVALU.

1/25/06

Building a Retail Powerhouse

The specific stores that SUPERVALU will acquire from Albertsons include some of the finest supermarkets in the country with strong market shares in their respective regions. These well-recognized brands are located in some of the largest markets in the country including Boston, Chicago, Las Vegas, Los Angeles, Orange County, Philadelphia and San Diego.

Acme For more than a century, Acme has built a reputation for quality products, low prices and friendly service. Stores include conventional supermarkets and combination food and drug stores under the Acme Sav-On banner.
Number of stores: Key Markets:	134 Delaware, Maryland, Pennsylvania and New Jersey; largely concentrated in the Philadelphia metropolitan area

Bristol Farms Bristol Farms is an upscale southern California gourmet and specialty food retailer known for its innovative approach to grocery retailing. Bristol Farms’ unique atmosphere, specialty items and friendly service have led to numerous awards.
Number of stores: Key Markets:	11 Southern California

Jewel Prime locations, one-stop shopping services and a loyal customer base have helped make Jewel-Osco a household name. Stores include conventional Jewel supermarkets and combination food and drug stores under the Jewel-Osco banner.
Number of stores: Key Markets:	200 Illinois, Indiana and Wisconsin; largely concentrated in Chicago and Milwaukee metropolitan areas

1/25/06

Northwestern/Intermountain Albertsons

Albertsons is the leading grocery chain in much of the Northwestern and Intermountain regions. Albertsons conventional supermarkets and combination food and drug stores offer a convenient, one-stop shopping experience.

Number of stores: Key Markets:	258 Idaho, Montana, Nevada, Oregon, Utah and Washington; largely concentrated in Boise, Portland, Salt Lake City and Seattle metropolitan areas

Southern Albertsons Albertson’s Southern California region is one of the fastest-growing divisions of Albertsons, with stores located in some of the most rapidly expanding cities in the country. Stores include conventional supermarkets and combination stores.

Number of stores: Key Markets:	311 California and Nevada; largely concentrated in Las Vegas, Los Angeles, Orange County and San Diego metropolitan areas

Shaw’s/Star Market With roots reaching back to the Civil War, Shaw’s Supermarkets and Star Market are both well-established in the New England market. Stores include conventional supermarkets and Shaw’s Osco combination food and drug stores.

Number of stores: Key Markets:	210 Six New England states; largely concentrated in Boston, Hartford and Providence metropolitan areas.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by SUPERVALU and Albertsons stockholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of Albertsons operations into SUPERVALU will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of SUPERVALU’s and Albertsons reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, SUPERVALU undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

SUPERVALU and Albertsons will file a joint proxy statement/prospectus with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about SUPERVALU and Albertsons, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to SUPERVALU INC., 11840 Valley View Road, Eden Prairie, Minnesota, 55344, Attention: Corporate Secretary, or to Albertsons, Inc., 250 East Parkcenter Boulevard, Boise, Idaho, 83706-3940, Attention: Corporate Secretary.

The respective directors and executive officers of SUPERVALU and Albertsons and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SUPERVALU’s directors and executive officers is available in its proxy statement filed with the SEC by SUPERVALU on May 12, 2005, and information regarding Albertsons directors and executive officers is available in its proxy statement filed with the SEC by Albertsons on May 6, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.